[graphic omitted]

---------------------------------------------------
COLONIAL HIGH YIELD MUNCIPAL FUND SEMIANNUAL REPORT
---------------------------------------------------

MAY 31, 1999

                         -----------------------------
                          Not FDIC  May Lose Value
                          Insured  No bank Guarantee
                         -----------------------------

--------------------------------------------------------------------------------
COLONIAL HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

PRESIDENT'S MESSAGE

Dear Shareholder:

During the six months ended May 31, 1999, the bond market experienced considerable volatility. In early December 1998, continued fears of a global recession resulted in a flight to quality that benefited bond performance. Treasury securities, considered the safest bond investments, performed well during the last half of 1998, but municipal bonds also posted solid returns. By the end of May 1999, several events reversed this trend. Global economies stabilized, and strong U.S. economic growth renewed investors' inflation fears. Bond prices declined, driving interest rates up across the board. Municipal bonds were not hit as hard as Treasurys as prices fell.

This difficult environment was reflected in the Fund's performance. While past performance cannot predict future trends, it is important to keep a long-term perspective and remember that the Fund has provided above-average returns for the one- and three-year periods ended May 31, 1999.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies employed during the period. As always, we thank you for choosing Colonial High Yield Municipal Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    July 13, 1999

TABLE OF CONTENTS

 1   HIGHLIGHTS

 2   PORTFOLIO MANAGER'S REPORT

 4   PERFORMANCE

 5   PORTFOLIO OF INVESTMENTS

13   FINANCIAL STATEMENTS

15   NOTES TO FINANCIAL STATEMENTS

17   FINANCIAL HIGHLIGHTS

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper High Yield Municipal Debt Funds category. The Fund (Class A shares at net asset value) ranked in the fourth quartile for six months (48th out of 55 funds); in the second quartile for one year (22nd out of 53 funds); and in the second quartile for three years (17th out of 36 funds). The Fund's Class B shares ranked in the third quartile for five years (16th out of 27 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o        Bond market conditions were challenging.

         Long-term interest rates rose almost a full percentage point between December and May in response to renewed concerns about the economy's strength and fears of potentially higher inflation. As yields rose, bond prices fell.

0        Municipal bonds outperformed Treasurys as interest rates rose.

         Within the tax-exempt market sector, bond prices moved in tandem with the Treasury market during the past six months. While tax-exempt bonds gained less ground than Treasurys early in the period when interest rates were falling, municipal bonds outperformed the Treasury sector later in the period, losing less of their principal value as interest rates rose.

o        Impact of Federal Reserve actions felt toward the end of the period.

         In May, Federal Reserve Board policy makers prepared investors for a rate increase later this year by switching from a neutral stance to one biased towards raising rates in the future. Bond prices fell in response and remained weak throughout the period. As the chart below indicates, this had a negative impact on municipal bond performance.

                      LEHMAN BROTHERS MUNICIPAL BOND INDEX
               $10,000 Hypothetical Investment 11/30/98 - 5/31/99

                                           Lehman
                                          Brothers
                                          Municipal
                                         Bond Index
                           -------------------------
                           11/30/98       10,000
                           12/31/98       10,025
                            1/31/99       10,144
                            2/28/99       10,100
                            3/31/99       10,114
                            4/30/99       10,139
                            5/31/99       10,081


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


Six-month cumulative total returns for the period ended 5/31/99(1)

                                             POP or
                         NAV                 w/CDSC
                       -------               ------
Class A                  0.28%               -4.48%
----------------------------------------------------
Class B                 -0.09%               -4.98%
----------------------------------------------------
Class C(2)              -0.02%               -0.99%
----------------------------------------------------

DISTRIBUTIONS DECLARED
PER SHARE FOR THE PERIOD ENDED 5/31/99(3)

Class A                                      $0.280
----------------------------------------------------
Class B                                      $0.241
----------------------------------------------------
Class C                                      $0.249
----------------------------------------------------

SEC YIELDS AS OF 5/31/99(4)

Class A                                       4.47%
----------------------------------------------------
Class B                                       3.93%
----------------------------------------------------
Class C                                       4.08%
----------------------------------------------------


(1) Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum applicable charges for six months of 5% for Class B shares and 1% for Class C shares.

(2) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(3) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

(4) The 30-day SEC yields on May 31, 1999 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Distributor had not waived certain Fund expenses, the SEC yield for Class C shares would have been 3.92%.

SEMIANNUAL REPORT: COLONIAL HIGH YIELD MUNICIPAL FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

STRATEGY ADJUSTED TO REFLECT CHANGES IN MARKET CONDITIONS
We made several shifts in the Fund's investment strategy during the past six months. First, we reduced the portfolio's interest rate sensitivity in response to numerous reports detailing the economy's strength. Since these reports raised concerns about inflation and potentially higher interest rates -- both negative conditions for fixed income investments -- we structured the Fund to be relatively less sensitive to interest rate changes. Second, we took advantage of the widening of credit spreads, or the difference in yield between higher- and lower-quality securities. We selectively invested in fundamentally sound, higher-yielding bonds that provided the Fund with attractive current income and the potential for price appreciation.

HOUSING SECTOR BONDS PERFORMED WELL IN A CHALLENGING MARKET
The portfolio's multi-family housing bonds outperformed many market sectors when interest rates began to rise. Housing issues typically perform better in weak market environments because real estate owners are less likely to refinance and prepay their mortgages, which can reduce the Fund's income stream. The Fund's housing issues also benefited from a strong real estate market nationwide. Healthy demand and high occupancy levels supported higher rents and increased cash flows for project owners. As a result, a number of the portfolio's holdings in the housing sector outperformed the general market.

INVESTMENT ACTIVITY FOCUSED ON INCREASING THE FUND'S DIVERSIFICATION
In addition to taking advantage of attractively priced, lower-rated bonds for yield and total return potential, we focused on increasing the portfolio's diversification and spreading the credit risk over a larger number and wider variety of bonds. We purchased issues that we believed represented well-managed businesses with strong cash flows, good service territories and adequate financial safeguards. For example, we increased our holdings in health care issues -- such as small rural hospitals, lifecare and assisted living facilities -- that have profitably managed their costs, enjoyed good demographics, and offered services that have experienced increasing demand. In addition, many of these bonds have provided above-average income and may have rating upgrade potential.

TOTAL RETURN NEGATIVELY IMPACTED BY TWO POOR-PERFORMING BONDS
During the six-month period, the Fund's Class A shares generated a total return of 0.28%, based on net asset value. In addition to a difficult fixed-income investment environment, two of the Fund's holdings experienced significant price declines. Woodlands (0.22% of total net assets), a health facility in Georgia, and Indiantown Cogeneration, an independent power producer in Florida, had legal and contractual problems that negatively impacted their valuations. We sold the Indiantown position late in the period and are seeking buyers for the Woodlands holdings.

FAVORABLE LONG-TERM MARKET OUTLOOK ANTICIPATED
Our long-term market outlook is favorable. We believe that economic growth should begin to slow and that interest rates may be modestly lower by the end of 1999 -- both positive conditions for fixed-income investments. Looking ahead, we expect to actively manage the portfolio's interest rate sensitivity in order to take advantage of potentially lower rates. We also plan to maintain our emphasis on diversifying the Fund by making opportunistic purchases in bonds whose prices may not reflect their underlying strength.

/s/ Maureen S. Newman

MAUREEN NEWMAN is portfolio manager of Colonial High Yield Municipal Fund and is a senior vice president of Colonial Management Associates, Inc. (CMA).

PORTFOLIO QUALITY BREAKDOWN
AS OF 5/31/99(1), (2)

AAA                        8.7%
AA                         3.2%
A                          8.8%
BBB                       27.0%
BB                         3.4%
B                          1.4%
Non-rated                 44.5%
Cash equivalents           3.0%

TOP 5 ECONOMIC SECTORS
AS OF 5/31/99(1)

HOSPITALS                 10.1%
REFUNDED/ESCROWED          8.4%
MULTI-FAMILY HOUSING       7.3%
NURSING HOMES              6.6%
ASSISTED LIVING/SENIOR     5.8%

(1) Quality and economic sector weightings are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector weightings in the future.

(2) Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies:
    Standard & Poor's, Moody's or Fitch.

BOUGHT
--------------------------------------------------------------------------------

HOSPITALS
We added positions in Baylor/Richardson Hospital (TX), Touro Infirmary (LA), and Shellpointe Village (FL) (0.28%, 0.24% and 0.12% of net assets, respectively) which represent a cross-section of large and small acute care hospitals and senior living/care facilities.

PORTFOLIO MATURITY BREAKDOWN AS OF 5/31/99(1)

0-1 years                     0.0%
1-3 years                     1.3%
3-5 years                     2.5%
5-7 years                     2.1%
7-10 years                    4.5%
10-15 years                   7.3%
15-20 years                  22.2%
20-25 years                  21.1%
25 years +                   36.0%
Cash equivalents              3.0%

(1) Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity weightings in the future.

  The Fund's Trustees recently approved a change in investment policy. The Fund will no longer invest primarily in lower-rated debt securities. The Advisor will invest primarily in tax-exempt bonds that are consistent with the Fund's goal of a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation.

Semiannual Report: Colonial High Yield Municipal Fund

Performance Information

Average Annual Total Returns as of 5/31/99

Share Class             A                     B                        C
Inception             9/1/94                6/8/92                  8/1/97
-------------------------------------------------------------------------------
                  NAV       POP          NAV      w/CDSC        NAV      w/CDSC
-------------------------------------------------------------------------------
1 year             3.81%    (1.12)%       3.01%    (1.90)%       3.17%     2.19
-------------------------------------------------------------------------------
5 years            7.45      6.41         6.69      6.38         6.75      6.75
-------------------------------------------------------------------------------
Life of Fund       6.76      6.02         6.22      6.22         6.26      6.26
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include initial sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum applicable charges of 5% for one year and 2% for five years for Class B shares; and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A and Class C shares (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
May 31, 1999 (Unaudited)
(In thousands)

MUNICIPAL BONDS - 95.8%                                                    PAR         VALUE
------------------------------------------------------------------------------------------------
EDUCATION - 3.6%
EDUCATION - 2.9%
CA Statewide Communities Development Authority, Crossroads School for
  Arts & Sciences,
  Series 1998,
  6.000% 8/1/28 (a)                                                         $1,200      $  1,205
IL State Development Finance Authority, Latin School of Chicago,
  Series 1998:
  5.600% 8/1/18                                                                250           245
  5.650% 8/1/28                                                                500           487
MA State Industrial Finance Agency, St. John's High School,
  Series 1998,
  5.350% 6/1/28                                                                400           380
ME South Berwick, Berwick Academy,
  Series 1998,
  5.550% 8/1/23                                                                750           719
MI Southfield Economic Development Corp., Lawrence University,
  Series 1998-A,
  5.400% 2/1/18                                                              1,000           977
MN Victoria, Holy Family Catholic High School,
  Series 1999-A,
  5.875% 9/1/29 (b)                                                          1,000         1,000
NM Santa Fe, College of Santa Fe,
  Series 1998-A,
  5.500% 10/1/28                                                               250           243
VT State Educational & Health Buildings Finance Agency, Norwich
  University,
  Series 1998,
  5.750% 7/1/13                                                                600           614
                                                                                        --------
                                                                                           5,870
                                                                                        --------
STUDENT LOAN - 0.7%
OH Cincinnati Student Loan Funding Corp.,
  Series B,
  6.750% 1/1/07                                                              1,500         1,520
                                                                                        --------

------------------------------------------------------------------------------------------------
HEALTHCARE - 22.0%
CONGREGATE CARE RETIREMENT - 3.7%
FL Lee County Industrial Development Authority, Shell Point Village
  Project,
  Series 1999-A,
  5.500% 11/1/29                                                               250           244
KY State Economic Development Finance Authority, Christian Church
  Homes of Kentucky, Inc.,
  Series 1998,
  5.500% 11/15/30                                                              800           766
MA Boston Industrial Development Financing Authority, Springhouse,
  Inc.,
  Series 1998,
  5.875% 7/1/20                                                                500           490
MA State Development Finance Agency, Loomis Community Project,
  Series 1999-A,
  5.625% 7/1/15                                                                250           245
MI State Strategic Fund, Holland Home,
  Series 1998,
  5.750% 11/15/28                                                              400           390
MN Columbia Heights, Crest View Corp.,
  Series 1998,
  6.000% 3/1/33                                                                740           730
NH State Higher Educational & Health Facilities Authority, Rivermead
  at Peterborough,
  Series 1998,
  5.625% 7/1/18                                                                500           486
PA Philadelphia Authority for Industrial Development, Baptist Home of
  Philadelphia,
  Series 1998-A:
  5.500% 11/15/18                                                              530           515
  5.600% 11/15/28                                                              860           823
TN Metropolitan Government, Nashville and Davidson County, Blakeford
  at Green Hills,
  Series 1998,
  5.650% 7/1/24                                                                575           555
TX Abilene Health Facilities Development Corp., Sears Methodist
  Retirement Obligated Group:
  Series 1998-A,
  5.875% 11/15/18                                                              500           490
  Series 1999,
  5.900% 11/15/25                                                            1,000           974
WI State Health & Educational Facilities Authority, Attic Angel
  Obligated Group,
  5.750% 11/15/27                                                              875           841
                                                                                        --------
                                                                                           7,549
                                                                                        --------
HEALTH SERVICES - 0.1%
IL State Health Facilities Authority, Midwest Physician Group, Ltd.,
  Series 1998,
  5.500% 11/15/19                                                               90            85
MA State Development Finance Agency, Boston Biomedical Research,
  Series 1999,
  5.650% 2/1/19                                                                120           118
                                                                                        --------
                                                                                             203
                                                                                        --------
HOSPITALS - 10.1%
AL Alabama Special Care Facilities Authority, Montgomery Healthcare,
  Series 1989,
  11.000% 10/1/19                                                              295           298
CO State Health Care Facilities Authority, National Jewish Medical &
  Research Center,
  Series 1998,
  5.375% 1/1/23                                                                830           794
GA Baldwin County Hospital Authority, Oconee Regional Medical Center,
  Series 1998,
  5.450% 12/1/16                                                             1,000           998
GA Clayton Hospital Authority, The Woodlands Foundation, Inc.,
  Series 1991-A,
  9.750% 5/1/21 (c)                                                          1,500           450
GA Forsyth County Hospital Authority, Georgia Baptist Heathcare
  System,
  Series 1998,
  6.000% 10/1/08                                                             1,000           990
IL Health Facilities Authority, Thorek Hospital & Medical Center,
  5.375% 8/15/28                                                               500           468
IL Southwestern Development Authority, Anderson Hospital,
  Series 1999:
  5.375% 8/15/15                                                               500           489
  5.500% 8/15/20                                                               550           535
IN State Health Facilities Financing Authority, Riverview Hospital
  Project,
  Series 1999,
  5.500% 8/1/24                                                                275           266
LA State Public Facilities Authority, Touro Infirmary,
  Series 1999-A,
  5.500% 8/15/19                                                               500           489
MI Dickinson County Healthcare System,
  Series 1999, 5.800% 11/1/24 (b)                                              800           785
MI Flint Hospital Building Authority, Hurley Medical Center,
  Series 1998-A,
  5.375% 7/1/20                                                                625           584
MI State Hospital Finance Authority, Detroit Medical Center,
  Series 1998-A,
  5.250% 8/15/28                                                               600           526
MN Washington County Housing & Redevelopment Authority, Healtheast,
  Inc.,
  Series 1998,
  5.250% 11/15/12                                                            1,250         1,148
MS State Business Finance Corp., Medical Foundation, Inc.,
  Series 1998,
  5.625% 7/1/23                                                              1,150         1,115
NH State Higher Educational & Health Facilities Authority, Littleton
  Hospital Association, Inc.,
  Series 1998-A:
  5.900% 5/1/18                                                                500           499
  5.900% 5/1/28                                                                675           661
NM State Hospital Equipment Loan Council, Memorial Medical Center,
  Inc. Project,
  Series 1998,
  5.500% 6/1/28                                                              1,000           966
OH Belmont County, East Ohio Regional Hospital,
  Series 1998,
  5.700% 1/1/13                                                              1,500         1,466
OH Franklin County, Doctors OhioHealth Corp.,
  Series 1998-A,
  5.600% 12/1/28                                                             1,600         1,551
OH Sandusky County, Memorial Hospital,
  Series 1998,
  5.150% 1/1/10                                                                250           253
PA Allegheny County Hospital Development, Ohio Valley General
  Hospital,
  Series 1998-A,
  5.450% 1/1/28                                                              1,550         1,496
PA Pottsville Hospital Authority, Pottsville Hospital & Warner Clinic,
  Series 1998,
  5.625% 7/1/24                                                              1,000           949
TX Lufkin Health Facilities Development Corp., Memorial Health Systems
  of East Texas,
  Series 1998,
  5.700% 2/15/28                                                               750           736
TX Richardson Hospital Authority, Baylor Richardson Medical Center,
  Series 1998,
  5.625% 12/1/28                                                               600           573
VT State Educational & Health Buildings Financing Agency:
  Brattleboro Memorial Hospital,
  5.375% 3/1/28                                                              1,000           950
  Springfield Hospital,
  Series A,
  7.750% 1/1/13                                                                425           478
                                                                                        --------
                                                                                          20,513
                                                                                        --------
INTERMEDIATE CARE FACILITIES - 1.5%
IL Champaign, Hoosier Care, Inc.,
  Series 1989-A,
  9.750% 8/1/19                                                                475           491
IN Wabash First Mortgage, Hoosier Care, Inc.,
  Series 1989-A,
  9.750% 8/1/19                                                                475           491
PA State Economic Development Financing Authority, Northwestern Human
  Services, Inc.,
  Series 1998-A,
  5.250% 6/1/14                                                              2,150         2,093
                                                                                        --------
                                                                                           3,075
                                                                                        --------
NURSING HOMES - 6.6%
CO State Health Facilities Authority, Volunteers of America Care
  Facilities, Inc.:
  Series 1998-A:
  5.450% 7/1/08                                                                250           248
  5.750% 7/1/20                                                                700           677
  Series 1999-A,
  6.000% 7/1/29                                                                520           503
DE State Economic Development Authority, Churchman Village Project,
  Series A,
  10.000% 3/1/21                                                               730           904
DE Sussex County, Healthcare Facility, Delaware Health Corp.,
  Series 1994-A,
  7.600% 1/1/24                                                              1,000         1,048
FL Gadsden County Industrial Development Authority, Florida
  Properties, Inc.,
  Series 1988-A,
  10.450% 10/1/18                                                              335           338
IA State Finance Authority, Care Initiatives Project:
  Series 1996,
  9.250% 7/1/25                                                                500           664
  Series 1998-B:
  5.750% 7/1/18                                                                600           590
  5.750% 7/1/28                                                              1,475         1,436
IN State Health Facilities Financing Authority, Metro Health Indiana,
  Inc. Project,
  Series 1998,
  6.400% 12/1/33                                                             1,000           976
KS Halstead Industrial Health Care Project,
  10.250% 8/1/13 (c)                                                           335            79
MA State Industrial Finance Agency,
  GF/Massachusetts, Inc.,
  Series 1994,
  8.300% 7/1/23                                                                970         1,074
MI Cheboygan County Economic Development Corp., Metro Health
  Foundation Project,
  Series 1993,
  10.000% 11/1/22 (c)                                                          600           600
MN Minneapolis, Walker Methodist Senior Services Group,
  Series 1998-A,
  6.000% 11/15/28                                                            1,000         1,004
MN New Hope Housing and Health, Masonic Home North Ridge,
  Series 1999,
  5.875% 3/1/29                                                                500           486
NJ Economic Development Authority, Geriatric and Medical Service,
  Inc.,
  Series A,
  10.500% 5/1/04                                                                70            72
PA Chester County Industrial Development, Pennsylvania Nursing Home,
  Inc.,
  Series 1989,
  10.125% 5/1/19 (c)                                                           434           373
PA Delaware County Authority, Main Line and Haverford Nursing,
  Series 1992,
  9.000% 8/1/22                                                                 50            57
PA Lackawanna County Industrial Authority, Greenridge Nursing Center,
  10.500% 12/1/10                                                              180           196
PA Luzerne County Industrial Development Authority, Millville Nursing
  Center,
  10.500% 12/1/12                                                              220           236
TX Kirbyville Health Facilities Development Corp., Heartway III
  Project:
  Series 1997-A,
  10.000% 3/20/18                                                              586           582
  Series 1997-B,
  (d) 3/20/04                                                                  100            56
WA Kitsap County Housing Authority, Martha & Mary Nursing Home,
  7.100% 2/20/36 (e)                                                         1,000         1,160
                                                                                        --------
                                                                                          13,359
                                                                                        --------

------------------------------------------------------------------------------------------------
HOUSING - 17.3%
ASSISTED LIVING/SENIOR - 5.8%
CA Abag Finance Authority for Nonprofit Corps., Eskaton Gold River Lodge,
  Series 1998:
  6.375% 11/15/15 (f)                                                          750           746
  6.375% 11/15/28 (g)                                                          550           543
IL Clarendon Hills Residential Facilities, Churchill Estate,
  Series 1998-A:
  6.750% 3/1/24                                                              1,050         1,058
  6.750% 3/1/31                                                              1,365         1,375
IL State Development Finance Authority, Care Institute, Inc.,
  8.250% 6/1/25                                                              2,000         2,245
MN Roseville, Care Institute, Inc.,
  Series 1993,
  7.750% 11/1/23                                                             1,270         1,268
NY Glen Cove Housing Authority, Mayfair Senior Living,
  8.250% 10/1/26                                                             2,000         2,250
TX Bell County Health Facilities Development Corp., Care Institute,
  Inc.,
  9.000% 11/1/24                                                             1,000         1,133
WI State Health & Educational Facilities Authority:
  Clement Manor,
  Series 1998,
  5.750% 8/15/24                                                               450           429
  United Lutheran Program for Aging, Inc.,
  5.700% 3/1/28                                                                750           728
                                                                                        --------
                                                                                          11,775
                                                                                        --------
MULTI-FAMILY - 7.3%
DE Wilmington, Electra Arms Senior Association Project,
  6.250% 6/1/28                                                              1,000           964
MN Lakeville, Southfork Apartment Project,
  Series 1989-A,
  9.875% 2/1/20                                                                700           700
MN Washington County Housing & Redevelopment Authority, Cottages of
  Aspen,
  Series 1992,
  9.250% 6/1/22                                                                495           540
MN White Bear Lake, Birch Lake Townhomes Project,
  Series 1989-A,
  9.750% 7/15/19                                                               750           756
NC Eastern Carolina Regional Housing Authority, New River Apartments
  Jacksonville,
  Series 1994,
  8.250% 9/1/14                                                              1,360         1,457
Resolution Trust Corp., Pass Through Certificates,
  Series 1993-A,
  9.250% 12/1/16 (h)                                                         4,248         4,344
SC State Housing Finance and Development Multi-Family Housing Finance
  Revenue, Westbridge Apartments,
  Series A,
  9.500% 9/1/20                                                                607           620
TN Franklin Industrial Development Board, Landings Apartment Project,
  Series 1996-B,
  8.750% 4/1/27                                                              1,775         1,912
TX Galveston Health Facilities Center, Driftwood Apartments,
  8.000% 8/1/23                                                              1,000         1,060
VA Alexandria Redevelopment & Housing Authority, Courthouse Commons
  Apartments,
  Series 1990-A,
  10.000% 1/1/21                                                               500           515
WA Vancouver Housing Authority,
  Series I,
  5.500% 3/1/28                                                              2,000         2,007
                                                                                        --------
                                                                                          14,875
                                                                                        --------
SINGLE FAMILY - 4.2%
CO Housing Finance Authority:
  Series 1997 A-2,
  7.250% 5/1/27 (e)                                                            800           889
  Series D-1,
  7.375% 6/1/26                                                              1,575         1,717
MO State Housing Development Commission,
  Series C,
  7.250% 9/1/26 (e)                                                          2,380         2,664
NJ State Housing & Mortgage Finance Agency,
  Series 1989-D,
  7.700% 10/1/29 (e)                                                           640           655
PA State Housing Finance Agency,
  Series 1994-42,
  6.850% 4/1/25 (e)                                                          2,435         2,621
                                                                                        --------
                                                                                           8,546
                                                                                        --------

------------------------------------------------------------------------------------------------
INDUSTRIAL - 14.9%
CHEMICALS - 1.8%
WY Sweetwater County, FMC Corp. Project,
  Series 1994-A,
  7.000% 6/1/24                                                              3,325         3,643
                                                                                        --------

FOOD PRODUCTS - 2.6%
IN Hammond, American Maize Products Co.,
  Series 1994,
  8.000% 12/1/24                                                             2,000         2,293
LA Port New Orleans Industrial Development, Continental Grain Co.,
  Series 1993,
  7.500% 7/1/13                                                              2,000         2,075
MI State Strategic Fund, Michigan Sugar Co., Sebewaing Project,
  Series 1998-A,
  6.250% 11/1/15                                                             1,000         1,009
                                                                                        --------
                                                                                           5,377
                                                                                        --------
FOREST PRODUCTS - 3.0%
GA Rockdale County Development Authority, Solid Waste Disposal, Visy
  Paper, Inc.,
  Series 1993,
  7.500% 1/1/26                                                              1,800         1,901
GA Wayne County Development Authority, Solid Waste Disposal, ITT
  Rayonier, Inc.,
  Series 1990,
  8.000% 7/1/15                                                                500           525
SC Darlington County, Industrial Development Authority:
  Sonoco Products Co.,
  Series 1996,
  6.000% 4/1/26                                                              1,500         1,567
  Sonoco Products Co. Project,
  6.125% 6/1/25                                                              2,000         2,103
                                                                                        --------
                                                                                           6,096
                                                                                        --------
MANUFACTURING - 4.8%
IL State Development Finance Authority, Armstrong World Industries,
  Inc. Project,
  5.950% 12/1/24                                                             2,000         2,151
IL Will-Kankakee Regional Development Authority, Flanders Corp./
  Precisionaire Project,
  Series 1997,
  6.500% 12/15/17                                                              970         1,014
MN Brooklyn Park, TL Systems Corp.,
  Series 1991,
  10.000% 9/1/16                                                               510           609
MN Buffalo, Von Ruden Manufacturing, Inc.,
  Series 1989,
  10.500% 9/1/14                                                               740           770
NV Henderson Public Improvement Trust, Dongsung America Co., Inc.,
  Series 1998,
  7.000% 11/1/10                                                               500           496
TN McKenzie Industrial Development Board, American Lantern Co.,
  10.500% 5/1/16 (c)                                                           454           249
TX Trinity River Authority, Texas Instruments Project,
  Series 1996,
  6.200% 3/1/20                                                              2,000         2,138
VA State Small Business Financing Authority, Dongsung America,
  Series 1998-A,
  7.250% 11/1/15                                                               250           247
WA Pilchuck Public Development Corp., Goodrich (B.F.) Co. Tramco, Inc.
  Project,
  Series 1993,
  6.000% 8/1/23                                                              2,000         2,055
                                                                                        --------
                                                                                           9,729
                                                                                        --------
METALS & MINING - 1.7%
MD Baltimore County, Bethlehem Steel Corp. Project,
  Series B,
  7.500% 6/1/15                                                              2,000         2,155
OH Cuyahoga County, Joy Technologies, Inc.,
  Series 1992,
  8.750% 9/15/07                                                               360           383
VA Greensville County Industrial Development Authority, Wheeling Steel
  Project,
  Series 1999-A:
  6.375% 4/1/04                                                                 75            75
  6.900% 5/2/22                                                                500           504
VA Peninsula Ports Authority, Zeigler Coal,
  Series 1997,
  7.000% 4/1/14                                                                375           371
                                                                                        --------
                                                                                           3,488
                                                                                        --------
Oil & Gas - 1.0%
WA Pierce County Economic Development Corp., Occidental Petroleum Co.,
  5.800% 9/1/29                                                              2,000         2,009
                                                                                        --------

------------------------------------------------------------------------------------------------
OTHER - 8.7%
OTHER - 0.3%
MD Baltimore, Park Charles Project,
  Series 1986,
  8.000% 1/1/10                                                                565           602
                                                                                        --------
REFUNDED/ESCROWED (I) - 8.4%
CA Colton Public Financing Authority,
  Series 1995,
  7.500% 10/1/20                                                             1,000         1,148
CA San Joaquin Hills Transportation Corridor Agency,
  Series 1993,
  (d) 1/1/23 (e)                                                             5,250         1,544
FL Clearwater Housing Authority, Hampton Apartments,
  Series 1994,
  8.250% 5/1/24                                                              2,000         2,405
ID State Health Facilities Authority, IHC Hospitals, Inc.,
  6.650% 2/15/21                                                             1,000         1,196
IL State Health Facilities Authority, Edgewater Medical Center,
  Series A,
  9.250% 7/1/24 (e)                                                          1,990         2,490
MA State Health & Educational Facilities Authority, Corp. for
  Independent Living,
  8.100% 7/1/18                                                                595           695
MA State Industrial Finance Agency,
  Tunnel Revenue Bonds,
  Series 1990,
  9.000% 10/1/20                                                               910           990
MN Mille Lacs Capital Improvement Authority, Mille Lacs Band of Chippewa,
  Series 1992-A,
  9.250% 11/1/12                                                               605           721
NC Lincoln County, Lincoln County Hospital,
  9.000% 5/1/07                                                                275           323
PA Delaware County Authority, Southeastern Pennsylvania Obligated Group,
  Series 1996,
  6.000% 12/15/26 (e)                                                        2,500         2,760
PA Montgomery County Industrial Development Authority, Assisted Living
  Facility,
  Series 1993-A,
  8.250% 5/1/23                                                                600           689
TN Shelby County, Health, Education, & Housing Facilities Board, Open
  Arms Development Center:
  Series 1992-A,
  9.750% 8/1/19                                                                330           452
  Series 1992-C,
  9.750% 8/1/19                                                                325           445
WA State Health Care Facilities Authority, Grays Harbor Community
  Hospital,
  Series 1993:
  7.200% 7/1/03                                                                170           179
  8.025% 7/1/20                                                                960         1,039
                                                                                        --------
                                                                                          17,076
                                                                                        --------

------------------------------------------------------------------------------------------------
OTHER REVENUE - 3.2%
HOTELS - 1.2%
MN Minneapolis, Holiday Inn Metrodome Project,
  6.000% 12/1/01                                                               400           403
PA Philadelphia Authority for Industrial Development, Starwood,
  6.500% 10/1/27                                                             2,000         2,100
                                                                                        --------
                                                                                           2,503
                                                                                        --------
RECREATION - 0.5%
NM Red River Sports Facility, Red River Ski Area Project,
  Series 1998,
  6.450% 6/1/07                                                              1,000           998
                                                                                        --------
RETAIL - 1.5%
NJ State Economic Development Authority, Glimcher Properties L.P.
  Project,
  6.000% 11/1/28                                                             1,000           986
OH Lake County, North Madison Properties,
  Series 1993,
  8.819% 9/1/11                                                                545           618
VA Virginia Beach Development Authority, SC Diamond Associates, Inc.,
  8.000% 12/1/10                                                             1,280         1,411
                                                                                        --------
                                                                                           3,015
                                                                                        --------

------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 4.1%
DISPOSAL - 2.7%
CT State:
  Development Authority, Sewer Sludge Disposal Facilities, NETCO New
  Haven,
  Series 1996,
  8.250% 12/1/06                                                               925         1,061
  Disposal Facility, NETCO Waterbury Ltd.,
  Series 1995,
  9.375% 6/1/16                                                              1,400         1,624
MA State Industrial Finance Agency:
  Massachusetts Environmental Services,
  Series 1994-A,
  8.750% 11/1/21                                                               980           784
  Peabody Monofill Associates, Inc.,
  Series 1995,
  9.000% 9/1/05                                                                850           930
UT Carbon County, Laidlaw Environmental,
  Series A,
  7.450% 7/1/17                                                              1,000         1,094
                                                                                        --------
                                                                                           5,493
                                                                                        --------
RESOURCE RECOVERY - 1.4%
MA State Industrial Finance Agency, Ogden Haverhill Project,
  Series 1998-A,
  5.500% 12/1/13                                                               500           502
PA Delaware County Industrial Development Authority, BFI Project,
  Series A,
  6.200% 7/1/19                                                              2,225         2,293
                                                                                        --------
                                                                                           2,795
                                                                                        --------

------------------------------------------------------------------------------------------------
TAX-BACKED - 5.4%
LOCAL GENERAL OBLIGATIONS - 0.2%
CA Roseville Unified High School District,
  Series B,
  (d) 6/1/20 (e)                                                             1,000           333
                                                                                        --------
SPECIAL NON-PROPERTY TAX - 1.9%
IL Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
  (d) 6/15/17 (e)                                                            6,750         2,599
IL State Development Finance Authority, City of Marion Project,
  Series 1991,
  9.625% 9/15/21                                                             1,160           870
LA Jefferson Parish School Board,
  Series 1998,
  (d) 3/1/10 (e)                                                               500           296
                                                                                        --------
                                                                                           3,765
                                                                                        --------
SPECIAL PROPERTY TAX - 3.3%
CA Carson,
  Series 1992,
  7.375% 9/2/22                                                                940         1,001
CA Pleasanton Joint Powers Financing Reassessment Subordinated
  Revenue,
  Series 1993-B,
  6.750% 9/2/17                                                              1,745         1,852
CA Poway Community Facilities District,
  No. 88-1 Parkway Business Center,
  Series 1998,
  6.750% 8/15/15                                                               575           620
CA Riverside County Public Financing Authority, Redevelopment
  Projects,
  Series A,
  5.500% 10/1/22                                                               700           694
FL Lexington Oaks Community Development District:
  Series 1998-A,
  6.125% 5/1/19                                                                300           300
  Series 1998-B,
  5.500% 5/1/05                                                                720           713
FL Orlando, Conroy Road Interchange Project,
  Series 1998-A:
  5.500% 5/1/10                                                                125           123
  5.800% 5/1/26                                                                500           491
FL Stoneybrook Community Development District,
  Series 1998-B,
  5.700% 5/1/08                                                              1,000           995
                                                                                        --------
                                                                                           6,789
                                                                                        --------

------------------------------------------------------------------------------------------------
TRANSPORTATION - 7.1%
Air Transportation - 3.4%
CO Denver City & County Airport, United Airlines, Inc.,
  Series 1992-A,
  6.875% 10/1/32                                                             3,000         3,195
IN Indianapolis Airport Authority, Federal Express Corp.,
  Series 1994,
  7.100% 1/15/17                                                             3,000         3,331
PA Philadelphia Authority for Industrial Development, Aero
  Philadelphia LLC,
  Series 1999,
  5.250% 1/1/09                                                                500           485
                                                                                        --------
                                                                                           7,011
                                                                                        --------
Airports - 1.8%
CO Denver City and County Airport,
  Series C:
  6.750% 11/15/22                                                              985         1,056
  7.750% 11/15/21                                                            1,585         1,723
  8.500% 11/15/23                                                              225           242
OH Toledo-Lucas County Port Authority,
  Series 1998,
  5.500% 5/15/20                                                               590           571
                                                                                        --------
                                                                                           3,592
                                                                                        --------
Toll Facilities - 1.9%
CA Foothill Eastern Transportation Corridor Agency,
  Series 1995-A,
  (d) 1/1/15                                                                 8,800         3,881
                                                                                        --------

------------------------------------------------------------------------------------------------
UTILITY - 9.5%
INDEPENDENT POWER PRODUCER - 4.8%
NY Port Authority of New York & New Jersey, KIAC Partners,
  Series 1996-IV,
  6.750% 10/1/11                                                             2,000         2,193
OH State Water Development Authority, Bay Shore Power Project,
  Series 1998-A,
  5.875% 9/1/20                                                              2,500         2,506
PA State Economic Development Financing Authority:
  Colver Project,
  Series D,
  7.150% 12/1/18                                                             3,650         4,065
  Northampton Generating,
  Series A,
  6.500% 1/1/13                                                              1,000         1,053
                                                                                        --------
                                                                                           9,817
                                                                                        --------
INVESTOR OWNED - 2.8%
AZ Pima County Industrial Development Authority, Tucson Electric Power Co.,
  Series A,
  6.100% 9/1/25                                                                760           758
CT State Development Authority, Connecticut Light & Power Co.,
  Series 1993-B,
  5.950% 9/1/28                                                                300           299
LA Calcasieu Parish Industrial Development Board, Entergy Gulf States,
  Inc.,
  Series 1999,
  5.450% 7/1/10                                                                500           493
MS State Business Finance Corp., Systems Energy Resources Project,
  Series 1998,
  5.875% 4/1/22                                                              1,500         1,493
NM Farmington, San Juan Public Service Co. Project,
  Series D,
  6.375% 4/1/22                                                              2,000         2,105
OH State Water Development Authority, Pennsylvania Power Co.,
  8.100% 1/15/20                                                               500           519
                                                                                        --------
                                                                                           5,667
                                                                                        --------
Joint Power Authority - 0.4%
MN Southern Minnesota Municipal Power Agency,
  Series 1994-A,
  (d) 1/1/25 (e)                                                             2,660           692
                                                                                        --------
MUNICIPAL ELECTRIC - 1.1%
WA Chelan County Public Utilities District No. 1, Columbia River Rock
  Hydroelectric,
  (d) 6/1/14 (e)                                                             5,000         2,294
                                                                                        --------
WATER & SEWER - 0.4%
LA Public Facility Belmont Water Authority,
  9.000% 3/15/24 (c)(j)                                                        585           497
MS Five Lakes Utility District,
  8.250% 7/15/24                                                               400           320
                                                                                        --------
                                                                                             817
                                                                                        --------
TOTAL MUNICIPAL BONDS (cost of $187,418)(k)                                              194,767
                                                                                        --------

SHORT-TERM OBLIGATIONS - 3.0%
------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (l)
CA Irvine Improvement Bond Act of 1915,
  Series 1998,
  3.250% 9/2/23                                                                900           900
CA Irvine Ranch Water District,
  3.250% 1/1/21                                                                100           100
FL Pinellas County Health Facilities Authority,
  Series 1985,
  3.400% 12/1/15                                                               300           300
IA State Finance Authority, Burlington Medical Center,
  Series 1997,
  3.300% 6/1/27                                                              1,400         1,400
ID State Health Facilities Authority,
  St. Lukes Regional Medical Facility,
  Series 1995,
  3.350% 5/1/22                                                              1,100         1,100
IL State Development Finance Authority,
  Council for Jewish Elderly,
  Series 1995,
  3.250% 3/1/15                                                              1,400         1,400
MS Perry County, Leaf River Forest Project,
  3.300% 3/1/02                                                                100           100
NM Farmington, Arizona Public Service Co., Four Corners Project,
  Series 1994-B,
  3.300% 9/1/24                                                                200           200
NY New York City,
  Series 1992-B,
  3.300% 10/1/20                                                               500           500
WA State Health Care Facilities Authority,
  Fred Hutchinson Cancer Research Center,
  Series 1996,
  3.500% 1/1/23                                                                100           100
                                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS                                                               6,100
                                                                                        --------

OTHER ASSETS & LIABILITIES, NET - 1.2%                                                     2,394
------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                     $203,261
                                                                                        ========

NOTES TO INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
(a) This is a restricted security which was acquired on August 21, 1998 and August 31, 1998 at an aggregate cost of $1,200. This security represents 0.6% of the Fund's net assets as of May 31, 1999.
(b) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement date.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Zero coupon bond.
(e) These securities, or a portion thereof, with a total market value of $20,528, are being used to collateralize the delayed delivery purchases indicated in note (b) above and open futures contracts.
(f) This is a restricted security which was acquired on July 30, 1998 at a cost of $746. This security represents 0.4% of the Fund's net assets as of May 31, 1999.
(g) This is a restricted security which was acquired on July 30, 1998 at a cost of $541. This security represents 0.3% of the Fund's net assets as of May 31, 1999.
(h) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, the value of this security amounted to $4,344 or 2.1% of net assets.
(i) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principal and interest.
(j) This is a restricted security which was acquired on March 22, 1994 at a cost of $585. This security represents 0.3% of the Fund's net assets as of May 31, 1999.
(k) Cost for federal income tax purposes is $187,439.
(l) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 1999.

FUTURES CONTRACTS OPEN AT MAY 31, 1999:

                            Par value                           Unrealized
                           covered by         Expiration       depreciation
         Type               contracts           month           at 5/31/99
------------------------------------------------------------------------------
     Treasury Bond           $13,900          September           $(75)

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
May 31, 1999 (Unaudited)
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $187,418)                           $194,767
Short-term obligations                                            6,100
                                                               --------
                                                                200,867
Receivable for:
  Interest                                                        3,744
  Investments sold                                                1,226
  Fund shares sold                                                  409
  Variation margin on futures                                         3
Other                                                                93
                                                               --------
                                                                  5,475
                                                               --------
  Total assets                                                  206,342

LIABILITIES
Payable for:
  Investments                                                     1,792
  Distributions                                                     753
  Fund shares repurchased                                           531
Accrued:
  Deferred Trustees fees                                              5
                                                               --------
  Total liabilities                                               3,081
                                                               --------
Net assets                                                     $203,261
                                                               ========

Class A
Net asset value & redemption price per share ($68,858/6,664)   $  10.33(a)
                                                               --------
Maximum offering price per share ($10.33/0.9525)               $  10.85(b)
                                                               --------

Class B
Net asset value & offering price per share
  ($130,433/12,622)                                            $  10.33(a)
                                                               --------

Class C
Net asset value & offering price per share
  ($3,970/384)                                                 $  10.33(a)
                                                               --------

Composition of Net Assets
Capital paid in                                                $199,566
Overdistributed net investment income                              (619)
Accumulated net realized loss                                    (2,960)
Net unrealized appreciation (depreciation) on:
  Investments                                                     7,349
  Open futures contracts                                            (75)
                                                               --------

                                                               $203,261
                                                               ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 1999 (Unaudited)
(in thousands)

INVESTMENT INCOME
Interest                                                                $ 6,316

EXPENSES
Management fee                                                              565
Service fee                                                                 251
Distribution fee - Class B                                                  490
Distribution fee - Class C                                                   13
Transfer agent                                                              160
Bookkeeping fee                                                              40
Trustees fee                                                                 11
Custodian fee                                                                 1
Audit fee                                                                    15
Legal fee                                                                    10
Registration fee                                                             31
Reports to shareholders                                                       7
Other                                                                        25
                                                                        -------
                                                                          1,619
Fees waived by the Distributor - Class C                                     (3)
                                                                        -------
    Total expenses                                                        1,616
                                                                        -------
Net investment income                                                     4,700
                                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                               373
  Closed futures contracts                                                 (909)
                                                                        -------
    Net realized loss                                                      (536)
Net change in unrealized depreciation during the period on:
  Investments                                                            (3,806)
  Open futures contracts                                                   (284)
                                                                        -------
    Net change in unrealized depreciation                                (4,090)
                                                                        -------
Net loss                                                                 (4,626)
                                                                        -------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $    74
                                                                        -------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
(in thousands)

                                                                 (UNAUDITED)
                                                               SIX MONTHS ENDED            YEAR ENDED
                                                                   MAY 31,                NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                    1999                     1998
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                             $      4,700            $      9,522
Net realized gain (loss)                                                  (536)                  4,432
Net unrealized appreciation (depreciation)                              (4,090)                    375
                                                                  ------------            ------------
    Net increase from operations                                            74                  14,329

DISTRIBUTIONS
From net investment income -- Class A                                   (1,777)                 (3,168)
In excess of net investment income -- Class A                               --                     (87)
From net investment income -- Class B                                   (3,000)                 (6,290)
In excess of net investment income -- Class B                               --                    (172)
From net investment income -- Class C                                      (81)                    (64)
In excess of net investment income -- Class C                               --                      (2)
                                                                  ------------            ------------
                                                                        (4,784)                  4,546
                                                                  ------------            ------------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                                     12,325                  22,822
Value of distributions reinvested -- Class A                               833                   1,460
Cost of shares repurchased -- Class A                                   (7,460)                (13,666)
                                                                  ------------            ------------
                                                                         5,698                  10,616
                                                                  ------------            ------------
Receipt for shares sold -- Class B                                      14,773                  18,931
Value of distributions reinvested -- Class B                             1,404                   2,939
Cost of shares repurchased -- Class B                                  (13,325)                (36,706)
                                                                  ------------            ------------
                                                                         2,852                 (14,836)
                                                                  ------------            ------------
Receipt for shares sold -- Class C                                       1,743                   2,628
Value of distributions reinvested -- Class C                                61                      46
Cost of shares repurchased -- Class C                                     (378)                   (406)
                                                                  ------------            ------------
                                                                         1,426                   2,268
                                                                  ------------            ------------
    Net increase (decrease) from fund share transactions                 9,976                  (1,952)
                                                                  ------------            ------------
    Total increase                                                       5,192                   2,594

NET ASSETS
Beginning of period                                                    198,069                 195,475
                                                                  ------------            ------------
End of period (net of overdistributed net investment income of
  $619 and $461, respectively)                                    $   $203,261            $    198,069
                                                                  ============            ============

NUMBER OF FUND SHARES
Sold -- Class A                                                          1,177                   2,165
Issued for distributions reinvested -- Class A                              80                     139
Repurchased -- Class A                                                    (712)                 (1,297)
                                                                  ------------            ------------
                                                                           545                   1,007
                                                                  ------------            ------------
Sold -- Class B                                                          1,411                   1,798
Issued for distributions reinvested -- Class B                             134                     280
Repurchased -- Class B                                                  (1,273)                 (3,489)
                                                                  ------------            ------------
                                                                           272                  (1,411)
                                                                  ------------            ------------
Sold -- Class C                                                            166                     250
Issued for distributions reinvested -- Class C                               6                       4
Repurchased -- Class C                                                     (36)                    (39)
                                                                  ------------            ------------
                                                                           136                     215
                                                                  ------------            ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1999 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS
In the opinion of management of Colonial High Yield Municipal Fund (the Fund), a series of Liberty Funds Trust IV, formerly Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
ORGANIZATION
The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation. The portfolio primarily invests in tax-exempt bonds that are consistent with the Fund's objective. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro-rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund and Colonial Tax-Exempt Insured Fund as follows:

           Average Net Assets                     Annual Fee Rate
           ------------------                     ---------------
            First $1 billion                           0.60%
            Next $2 billion                            0.55%
            Next $1 billion                            0.50%
            Over $4 billion                            0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended May 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $24,457 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $3,025, $151,345 and $2,639 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIIO INFORMATION
INVESTMENT ACTIVITY
During the six months ended May 31, 1999, purchases and sales of investments, other than short-term obligations were $15,466,703 and $12,811,927, respectively.

Unrealized appreciation (depreciation) at May 31, 1999, based on cost of investments for federal income tax purposes was:

  Gross unrealized appreciation                                 $10,318,034
  Gross unrealized depreciation                                  (2,990,256)
                                                                -----------
      Net unrealized appreciation                               $ 7,327,778
                                                                ===========

CAPITAL LOSS CARRYFORWARDS
At November 30, 1998, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             Year of                       Capital loss
           expiration                      carryforward
           ----------                      ------------
              2003                          $  684,000
              2005                           1,526,000
                                            ----------
                                            $2,210,000
                                            ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1999.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                         (Unaudited)
                                                                                Six Months Ended May 31, 1999
                                                    ------------------------------------------------------------------------
                                                     Class A                    Class B                   Class C
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   10.580                $    10.580                $   10.580
                                                    ----------                -----------                ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    0.274                      0.235                     0.243(a)
Net realized and unrealized loss                        (0.244)                    (0.244)                   (0.244)
                                                    ----------                -----------                ----------
    Total from Investment Operations                     0.030                     (0.009)                   (0.001)
                                                    ----------                -----------                ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.280)                    (0.241)                  (0.249)
                                                    ----------                -----------                ----------
NET ASSET VALUE, END OF PERIOD                      $   10.330                $    10.330                $   10.330
                                                    ----------                -----------                ----------
Total return (b)(c)                                      0.28%                    (0.09)%                   (0.02)%(d)
                                                    ----------                -----------                ----------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                                          1.11%                      1.86%                     1.71%(a)
Net investment income (e)(f)                             5.19%                      4.44%                     4.59%(a)
Portfolio turnover (c)                                      7%                         7%                        7%
Net assets at end of period (000)                   $   68,858                $   130,433                $    3,970

(a) Net of fees waived by the Distributor which amounted to $0.008 per share and 0.15% annualized.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                                                                      Year Ended November 30, 1998
                                                   ----------------------------------------------------------------
                                                     Class A                    Class B                   Class C
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    10.340                $    10.340                $   10.340
                                                   -----------                -----------                ----------
Income From Investment Operations
Net investment income                                    0.561                      0.480                     0.496(a)
Net realized and unrealized gain                         0.260                      0.260                     0.260
                                                   -----------                -----------                ----------
    Total from Investment Operations                     0.821                      0.740                     0.756
                                                   -----------                -----------                ----------
Less Distributions Declared to Shareholders

From net investment income                              (0.565)                    (0.487)                   (0.502)
In excess of net investment income                      (0.016)                    (0.013)                   (0.014)
                                                   -----------                -----------                ----------
    Total Distributions Declared to Shareholders        (0.581)                    (0.500)                   (0.516)
                                                   -----------                -----------                ----------
Net Asset Value, End of Period                     $    10.580                $    10.580                $   10.580
                                                   -----------                -----------                ----------
Total return (b)                                         8.11%                      7.29%                     7.45%(c)
                                                   -----------                -----------                ----------
Ratios to Average Net Assets
Expenses (d)                                             1.07%                      1.82%                     1.67%(a)
Net investment income (d)                                5.37%                      4.62%                     4.77%(a)
Portfolio turnover                                         36%                        36%                       36%
Net assets at end of period (000)                  $    64,749                $   130,691                $    2,629

(a) Net of fees waived by the Distributor which amounted to $0.016 per share and 0.15%.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year Ended November 30
                         -------------------------------------------------------------------------------------------------
                                           1997                                1996                        1995
                         -----------------------------------------  --------------------------  --------------------------
                           Class A       Class B      Class C(a)      Class A       Class B       Class A       Class B
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD       $  10.160     $  10.160      $  10.320     $  10.230     $  10.230      $  9.330      $  9.330
                            ---------     ---------      ---------     ---------     ---------      --------      --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income           0.592         0.516          0.176         0.624         0.548         0.656         0.583
Net realized and
  unrealized gain (loss)        0.188         0.188      0.018(b)        (0.051)       (0.051)         0.912         0.912
                            ---------     ---------      ---------     ---------     ---------      --------      --------
    Total from
      Investment
      Operations                0.780         0.704          0.194         0.573         0.497         1.568         1.495
                            ---------     ---------      ---------     ---------     ---------      --------      --------
LESS DISTRIBUTIONS
  DECLARED TO
  SHAREHOLDERS

From net investment
  income                      (0.594)       (0.518)        (0.174)       (0.643)       (0.567)       (0.668)       (0.595)
In excess of net                                                                                        --            --
  investment income           (0.006)       (0.006)           --            --            --
                            ---------     ---------      ---------     ---------     ---------      --------      --------
    Total Distributions
       Declared to
       Shareholders            (0.600)       (0.524)        (0.174)       (0.643)       (0.567)       (0.668)       (0.595)
                            ---------     ---------      ---------     ---------     ---------      --------      --------
NET ASSET VALUE, END OF
  PERIOD                    $  10.340     $  10.340      $  10.340     $  10.160     $  10.160     $  10.230     $  10.230
                            ---------     ---------      ---------     ---------     ---------      --------      --------
Total return (c)                7.95%         7.15%      1.90%(d)          5.86%         5.07%        17.28%        16.42%
                            ---------     ---------      ---------     ---------     ---------      --------      --------
RATIOS TO AVERAGE
  NET ASSETS
Expenses (e)                    1.11%         1.86%      1.72%(f)          1.10%         1.85%         1.17%         1.92%
Net investment income
(e)                             5.83%         5.08%      5.14%(f)          6.19%         5.44%         6.67%         5.92%
Portfolio turnover                23%           23%            23%            8%            8%           26%           26%
Net assets at end of
period (000)                $  52,847    $  142,287         $  341     $  37,420    $  145,200     $  17,997    $  137,893

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                                                     Ended November 30
                                                  -----------------------
                                                            1994
                                                  ------------------------
                                                  Class A(a)       Class B
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  9.800      $ 10.320
                                                    --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  0.188         0.605
Net realized and unrealized loss                     (0.496)       (1.016)
                                                    --------      --------
    Total from Investment Operations                 (0.308)       (0.411)
                                                    --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.162)       (0.579)
                                                    --------      --------
NET ASSET VALUE, END OF PERIOD                      $  9.330      $  9.330
                                                    --------      --------
Total return (b)                                     (3.15)%(c)    (4.10)%
                                                    --------      --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.15%(d)          1.90%
Net investment income                              7.19%(d)          6.44%
Portfolio turnover                                       25%           25%
Net assets at end of period (000)                   $  6,027      $113,549

(a) Class A shares were initially offered on September 1, 1994.
    Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.

See accompanying notes to financial statements.

                    [THIS PAGE INTENTIONALLY LEFT BLANK.]

                    [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

SEMIANNUAL REPORT: COLONIAL HIGH YIELD MUNICIPAL FUND

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                         WILLIAM E. MAYER
Consultant (formerly Special               Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;          (formerly Dean, College of Business
President and Chief Operating              and Management, University of
Officer, New York Stock Exchange,          Maryland; Dean, Simon Graduate
Inc.; President, American Stock            School of Business, University of
Exchange Inc.)                             Rochester; Chairman and Chief
                                           Executive Officer, CS First Boston
TOM BLEASDALE                              Merchant Bank; and President and
Retired (formerly Chairman of the          Chief Executive Officer, The First
Board and Chief Executive Officer,         Boston Corporation)
Shore Bank & Trust Company)
                                           JAMES L. MOODY, JR.
JOHN V. CARBERRY                           Retired (formerly Chairman of the
Senior Vice President of Liberty           Board, Chief Executive Officer and
Financial Companies, Inc. (formerly        Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                                  JOHN J. NEUHAUSER
                                           Dean, Boston College School of
LORA S. COLLINS                            Management
Attorney (formerly Attorney,
Kramer, Levin, Naftalis & Frankel)         THOMAS E. STITZEL
                                           Professor of Finance, College of
JAMES E. GRINNELL                          Business, Boise State University;
Private Investor (formerly Senior          Business Consultant and Author
Vice President-Operations, The
Rockport Company)                          ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
RICHARD W. LOWRY                           Management Consultant, Saatchi and
Private Investor (formerly Chairman        Saatchi Consulting Ltd. and
and Chief Executive Officer, U.S.          Principal and International
Plywood Corporation)                       Practice Director, Management
                                           Consulting, Peat Marwick Main &
SALVATORE MACERA                           Co.)
Private Investor (formerly
Executive Vice President of Itek           ANNE-LEE VERVILLE
Corp. and President of Itek Optical        Consultant (formerly General
& Electronic Industries, Inc.)             Manager, Global Education Industry,
                                           and President, Applications
                                           Solutions Division, IBM
                                           Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial High Yield Municipal Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Municipal Fund.

This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

At Liberty Funds Distributor, Inc. (Liberty), we believe that -- try as they may -- no single investment manager can do all things well. That's why we make available the individual talents of investment managers that have excelled in a particular investment discipline. These managers not only specialize in a distinct investment style, they hold a passion for the style along with a demonstrated track record.

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------
[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
--------------------------------------------------------------------------------
[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
--------------------------------------------------------------------------------
[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   A leader in Asian investing(TM), Newport has an unparalleled knowledge of Asian economies, business and culture.
--------------------------------------------------------------------------------
[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
--------------------------------------------------------------------------------
       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
--------------------------------------------------------------------------------

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with approximately $61 billion in assets under management for more than 1.7 million investors.

--------------------------------------------------------------------------------
COLONIAL HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                   -------------
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                                                                   U.S. POSTAGE
[logo] L I B E R T Y                                                   PAID
       ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT                Holliston, MA
       o STEIN ROE ADVISOR                                         PERMIT NO. 20
       Liberty Funds Distributor, Inc. (C)1999                     -------------
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   HM-03/287H-0599 (7/99) 99/812